SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549

                                 --------------

                                   FORM 8-K
                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                              January 20, 1997
                     (Date of earliest event reported)

                        CHICAGO RIVET & MACHINE CO.
           (Exact Name of Registrant as Specified in its Charter)

            Illinois                  0-1227                36-0904920
        (State or Other           (Commission File       (IRS Employer
        Jurisdiction of              File Number)         Identification
         Incorporation)                                       Number)

                    901 Frontenac Road, Naperville, IL 60563
               (Address of Principal Offices, including zip code)

                               (630) 357-8500
            (Registrant's telephone number, including area code)

                                    N/A
       (Former name or former address, if changed since last report)


          ITEM 5.   OTHER EVENTS.

                    On January 20, 1997 the Board of Directors of
          Chicago Rivet & Machine Co. (the "Corporation") approved amendments to the Corporation's existing By-Laws. The amendments to the By-Laws are summarized below.

                    Article II of the By-Laws was amended to add
          Section 15(a), which provides that persons may be nominated to stand for election as a director of the Corporation only (i) by or at the direction of the Board of Directors of the Corporation or (ii) by any shareholder of the Corporation (A) who is a shareholder of record on the date notice to the Corporation of the person to be nominated to stand for election as a director was given by such shareholder (as provided in clause (B) below) and on the record date for the determination of shareholders entitled to vote at the annual meeting and (B) who submits to the Corporation notice of the person to be nominated to stand for election as a director, in proper written form as provided in the amended By-Laws, not less than ninety
          (90) days nor more than one hundred twenty (120) days prior to the anniversary date of the immediately preceding annual meeting or, if the annual meeting is called for a date that is not within thirty (30) days before or after such anniversary date, not later than the close of business on the tenth (10th) day following the day on which notice of the date of the annual meeting was mailed or public announcement of the date of the annual meeting was made, whichever first occurs. Such notice must be accompanied by a written consent of each proposed nominee to be named as a nominee and to serve as a director if elected. Notwithstanding anything in clause
          (B) (above) to the contrary, if the number of directors to be elected to the Board of Directors of the Corporation is increased and there is no public announcement by the Corporation naming all of the nominees for director or specifying the size of the increased Board of Directors at least one hundred (100) days prior to the first anniversary of the preceding year's annual meeting, a shareholder's notice required by the By-Laws shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it is delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the tenth (10th) day following the day on which such public announcement is first made by the Corporation.

                    Article II of the By-Laws was further amended to add Section 15(b), which provides that no business may be transacted at an annual meeting of shareholders of the Corporation other than business that is (i) specified in the notice of meeting given by the Board of Directors of the Corporation, (ii) otherwise properly brought before the annual meeting by the Board of Directors of the Corporation or (iii) otherwise properly brought before the annual meeting by any shareholder of the Corporation
          (A) who is a shareholder of record on the date notice to the Corporation of the business to be transacted was given by such shareholder (as provided in clause (B) below) and on the record date for the determination of shareholders entitled to vote at the annual meeting and
          (B) who submits to the Corporation the shareholder proposal to be considered, in proper written form as provided in the amended By-Laws, not less than ninety
          (90) days nor more than one hundred twenty (120) days prior to the anniversary date of the immediately preceding annual meeting or, if the annual meeting is called for a date that is not within thirty (30) days before or after such anniversary date, not later than the close of business on the tenth (10th) day following the day on which notice of the date of the annual meeting was mailed or public announcement of the date of the annual meeting was made, whichever first occurs.

                    Article II of the By-Laws was also amended to add Section 15(c) which provides that, for the purposes of Article II, Section 15 of the By-Laws, a "public announcement" is an announcement in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Securities Exchange Act of 1934.

                    Article III, Section 14 of the By-Laws was amended and restated in its entirety to provide indemnification under the By-Laws to the fullest extent provided under the Illinois Business Corporation Act of 1983 (the "IBCA"), as the IBCA existed as of January 1, 1997. The amended By-Laws also provide that future amendments to the IBCA will be incorporated into the By-Laws only to the extent that such amendments broaden the indemnification rights previously granted under the By-Laws. Further, the Corporation must pay in advance to any person defending an action for which indemnification under the By-Laws is available any expenses incurred by such person during such defense, provided that such person undertakes to reimburse the Corporation for all advanced expenses in the event that it shall ultimately be determined that such person is not entitled to indemnification. Article III, Section 14 of the By-Laws was also amended to provide that rights to indemnification may not be retroactively reduced by subsequent amendment to the IBCA or the By-Laws. In addition, procedures for seeking indemnification from the Corporation following a Change in Control of the Corporation (as defined in the amended By-Laws) were added to the By-Laws.

                    The foregoing description of the amendments to the By-Laws does not purport to be complete and is qualified in its entirety by reference to the amended and restated By-Laws, a copy of which is incorporated by reference herein to Exhibit 3.4 to this Current Report on Form 8-K.

          ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
          INFORMATION AND EXHIBITS.

          (c)  Exhibits:

               3.4 Amended and Restated By-Laws of Chicago Rivet & Machine Co., dated January 20, 1997.


                                  SIGNATURE

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CHICAGO RIVET & MACHINE CO.

                                   By: /s/ JOHN C. OSTERMAN
                                      Name:  John C. Osterman
                                      Title: President, Chief
                                             Operating Officer and
                                             Treasurer

          Dated:    January 23, 1997


                                EXHIBIT INDEX

          Exhibit        Description

          3.4            Amended and Restated By-Laws of Chicago
                         Rivet & Machine Co., dated January 20,
                         1997.